Long-Term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-term Debt
8. Long-Term Debt
The following table and subsequent information includes the Company’s long-term debt, excluding such amounts of the Teekay Gas Business (see Note 23), as at the dates indicated:

	December 31, 2021 $	December 31, 2020 $
Revolving Credit Facilities due through December 2024	271,167	185,000
Senior Notes (9.25%) due November 2022	243,395	243,395
Convertible Senior Notes (5%) due January 2023	112,184	112,184
U.S. Dollar-denominated Term Loan due through August 2023	53,339	64,568
Total principal	680,085	605,147
Less: unamortized discount and debt issuance costs	(8,605)	(22,253)
Total debt	671,480	582,894
Less: current portion	(255,306)	(10,858)
Long-term portion	416,174	572,036

As of December 31, 2021, the Company had one revolving credit facility (or the 2020 Revolver). The 2020 Revolver, as at such date, provided for aggregate borrowings of up to $344.9 million (December 31, 2020 - $438.4 million), of which $73.8 million was undrawn (December 31, 2020 - $253.4 million). Interest payments are based on LIBOR plus a margin, which was 2.40% as at December 31, 2021 and December 31, 2020. The aggregate amount available under the 2020 Revolver is scheduled to decrease by $78.4 million (2022), $65.3 million (2023) and $201.3 million (2024). The 2020 Revolver is collateralized by first-priority mortgages granted on 29 of the Company’s vessels, together with other related security, and includes a guarantee from Teekay's subsidiaries for the credit facility's outstanding amount.

In May 2019, the Company issued $250.0 million in aggregate principal amount of 9.25% senior secured notes at par due November 2022 (or the 2022 Notes). The 2022 Notes, which the Company redeemed in January 2022, were guaranteed on a senior secured basis by certain of the Company's subsidiaries and were secured by first-priority liens on one of Teekay Parent's FPSO units, a pledge of the equity interests in Teekay's subsidiary that owned all of Teekay's common units of Seapeak and all of Teekay’s Class A common shares of Teekay Tankers, and a pledge of the equity interests in Teekay's subsidiaries that own or previously owned Teekay Parent’s FPSO units.

The Company was entitled to redeem the 2022 Notes in whole or in part at a redemption price equal to a percentage of the principal amount of the 2022 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date as follows: 104.625% at any time on or after November 15, 2020, but prior to November 15, 2021; 102.313% at any time on or after November 15, 2021, but prior to August 15, 2022; and 100% at any time on or after August 15, 2022. During 2020, Teekay Parent repurchased $6.6 million of the principal of the 2022 Notes in the open market for total consideration of $6.2 million. Subsequent to December 31, 2021, the Company redeemed the 2022 Notes in full (see Note 24).

On January 26, 2018, Teekay Parent completed a private offering of $125.0 million in aggregate principal amount of 5% Convertible Senior Notes due January 15, 2023 (or the Convertible Notes). At the election of the holder, the Convertible Notes are convertible into Teekay’s common stock, initially at a rate of 85.4701 shares of common stock per $1,000 principal amount of Convertible Notes. This represents an initial effective conversion price of $11.70 per share of common stock. The initial conversion price represents a premium of 20% to the concurrent common stock offering price of $9.75 per share. During 2020, Teekay Parent repurchased $12.8 million of the principal of the Convertible Notes for total consideration of $10.5 million. As of December 31, 2021 and as of January 1, 2021, upon adoption of ASU 2020-06 (see Note 1), the outstanding principal value of the Convertible Notes was $112.2 million. As of December 31, 2021 and January 1, 2021, the net carrying amount of the Convertible Notes was $111.4 million and $110.6 million, respectively, which reflected unamortized debt issuance costs of $0.8 million and $1.6 million, respectively. The estimated fair value (Level 2) of the Convertible Notes was $111.4 million and $101.6 million, as of December 31, 2021 and January 1, 2021, respectively. For the year ended December 31, 2021, total interest expense for the Convertible Notes was $6.4 million, with coupon interest expense of $5.6 million and amortization of debt issuance costs of $0.8 million. Subsequent to December 31, 2021, the Company announced that it had commenced a cash tender offer to purchase any and all of the Convertible Notes (see Note 24). The cash tender was completed in February 2022, with $85.0 million aggregate principal amount of the Convertible Notes, representing approximately 75.8% of the total outstanding as of December 31, 2021, validly tendered. In March 2022, Teekay repurchased an additional $3.8 million of the principal of the Convertible Notes. After the settlement in February 2022 and the repurchases in March 2022, approximately $23.4 million aggregate principal amount of the Convertible Notes remained outstanding.

As of December 31, 2021, the Company had one U.S. Dollar-denominated term loan outstanding, which totaled $53.3 million in aggregate principal amount (December 31, 2020 – $64.6 million). Interest payments are based on LIBOR plus a margin, which was 2.25% at December 31, 2021 and December 31, 2020. The term loan reduces in quarterly payments and has a balloon repayment due at maturity in 2023. The term loan is collateralized by first-priority mortgages on four (December 31, 2020 – four) of the Company’s vessels, together with certain other security.

The weighted-average interest rate on the Company’s aggregate long-term debt as at December 31, 2021 was 5.3% (December 31, 2020 – 5.7%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to December 31, 2021 are $259.2 million (2022), $219.6 million (2023) and $201.3 million (2024). These repayments exclude the effect of the redemptions and repurchases made subsequent to December 31, 2021 of the 2022 Notes and the Convertible Notes.

The Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and two loan agreements require the Company to maintain a minimum hull coverage ratio of 125% of the total outstanding drawn balance and 125% of the total outstanding principal balance, respectively, for the facility periods. Such requirements are assessed on a semi-annual basis with reference to vessel valuations compiled by two or more agreed upon third parties. Should the ratios drop below the required amounts, the lender may request that the Company either prepay a portion of the loan in the amount of the shortfall or provide additional collateral in the amount of the shortfall, at the Company's option. As at December 31, 2021, the hull coverage ratios were 249% and 186% for the two loan agreements, respectively. A decline in the tanker market could negatively affect these ratios.

Certain loan agreements require Teekay Tankers to maintain minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5.0% of Teekay Tankers' total consolidated debt and obligations related to finance leases.

As at December 31, 2021, the Company was in compliance with all covenants under its credit facilities and other long-term debt.